CERTIFICATE GUARANTY INSURANCE POLICY


OBLIGATIONS:  $63,429,000                                   POLICY NUMBER: 30611
              Block Mortgage Finance
              Asset Backed Certificates, Series 1999-2
              Group 1 Certificates

     MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Certificate Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received by Bank One, National Association, or its successors, as trustee for the Owners (the "Trustee"), on behalf of the Owners from the Insurer, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee from the Insurer, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in this Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

     Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Trust, any REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

     The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of such Preference Amount, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that, if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

     The Insurer will pay any other amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Distribution Date on which the related Insured Payment is due or the second Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer, or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below), provided that, if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

     Insured Payments due hereunder, unless otherwise stated herein, will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

     The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

     As used herein, the following terms shall have the following meanings:

     "Agreement" means the Pooling and Servicing Agreement dated as of October 1, 1999 by and among Block Mortgage Finance, Inc., as Depositor, Block Financial Corporation, as Master Servicer, Companion Mortgage Corporation, as Seller, and the Trustee, as trustee, without regard to any amendment or supplement thereto unless such amendment or supplement has been approved in writing by the Insurer.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which the Insurer or banking institutions in New York City or in the city in which the corporate trust office of the Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

     "Insured Payments" means, with respect to the Related Loan Group and any Distribution Date, without duplication, (A) the excess, if any, of (i) the sum of (a) the aggregate amount of interest accrued at the related Pass-Through Rate during the preceding Accrual Period on the Class A Certificate Principal Balance of the related Class A Certificates (net of any Prepayment Interest Shortfall and the interest portion of reductions due to the Relief Act), (b) the Preference Amount as it relates to interest previously paid on each Class of the related Class A Certificates prior to such Distribution Date, (c) the portion of the Carry Forward Amount related to interest with respect to each Class of the related Class A Certificates (net of any Prepayment Interest Shortfall and the interest portion of reductions due to the Relief Act) and (d) the then existing Subordination Deficit for the Related Loan Group, if any, over (ii) Total Available Funds (net of the Insurance Premium Amount for the Related Loan Group) after taking into account any Principal Distribution Amount to be actually distributed on such Distribution Date and the cross-collateralization provisions of the Trust Fund plus (B) an amount equal to the principal portion of the Preference Amount with respect to the Related Loan Group.

     "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

     "Owner" means each Owner (as defined in the Agreement) who, on the applicable Distribution Date, is entitled under the terms of the applicable Obligations to payment thereunder.

     "Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

     "Related Loan Group" means the Fixed Rate Group.

     Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

     Any notice hereunder or service of process on the Fiscal Agent of the Insurer may be made at the address listed below for the Fiscal Agent of the Insurer or such other address as the Insurer shall specify in writing to the Trustee.

     The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York 10006, Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

     This Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

     The   insurance   provided   by  this   Policy  is  not   covered   by  the
Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

     This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Obligations.

     IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 27th day of October, 1999.

                               MBIA INSURANCE CORPORATION


                               /s/ Gary Dunton
                               _______________________________________________
                               President

                       Attest: /s/ Lisa Wilson
                               _______________________________________________
                               Assistant Secretary

                                    EXHIBIT A

                    TO CERTIFICATE GUARANTY INSURANCE POLICY
                                  NUMBER: 30611

                        NOTICE UNDER CERTIFICATE GUARANTY
                         INSURANCE POLICY NUMBER: 30611


State Street Bank and Trust Company, N.A.,
  as Fiscal Agent for MBIA Insurance Corporation
15th Floor
61 Broadway
New York, NY  10006
Attention:  Municipal Registrar and Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY 10504

     The undersigned, a duly authorized officer of ___________________________, as trustee (the "Trustee"), hereby certifies to State Street Bank and Trust Company, N.A. (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Certificate Guaranty Insurance Policy Number:
30611 (the "Policy") issued by the Insurer in respect of the Block Mortgage Finance Asset Backed Certificates, Series 1999-2, Group 1 Certificates (the "Obligations"), that:

          (i) the Trustee is the trustee under the Pooling and Servicing Agreement dated as of October 1, 1999 by and among Block Mortgage Finance Inc., as Depositor, Block Financial Corporation, as Master Servicer, Companion Mortgage Corporation, as Seller, and the Trustee, as trustee for the Owners;

          (ii) the Class A-1 interest accrued at the Pass-Through Rate during the preceding Accrual Period (net of the Class A-1 Certificate pro-rata share of any Prepayment Interest Shortfall and the interest portion of reductions due to the Relief Act in respect of the Group 1 mortgage loans) for the Distribution Date occurring on ____________________ (the "Applicable Distribution Date") is $____________________ (the "Class A-1 Interest");

          (iii) the Class A-2 interest accrued at the Pass-Through Rate during the preceding Accrual Period (net of the Class A-2 Certificate pro-rata share of any Prepayment Interest Shortfall and the interest portion of reductions due to the Relief Act in respect of the Group 1 mortgage loans) for the Applicable Distribution Date is $__________________(the "Class A-2 Interest");

          (iv) the Class A-3 interest accrued at the Pass-Through Rate during the preceding Accrual Period (net of the Class A-3 Certificate pro-rata share of any Prepayment Interest Shortfall and the interest portion of reductions due to the Relief Act in respect of the Group 1 mortgage loans) for the Applicable Distribution Date is $___________________(the "Class A-3 Interest");

          (v) the Class A-4 interest accrued at the Pass-Through Rate during the preceding Accrual Period (net of the Class A-4 Certificate pro-rata share of any Prepayment Interest Shortfall and the interest portion of reductions due to the Relief Act in respect of the Group 1 mortgage loans) for the Applicable Distribution Date is $___________________(the "Class A-4 Interest");

          (vi) the sum of the Class A-1 Interest, Class A-2 Interest, the Class A-3 Interest and the Class A-4 Interest in (ii), (iii), (iv) and (v) above for the Applicable Distribution Date is $________________ (the related "Class A Interest");

          (vii) the interest portion of the Preference Amount related to Class A-1 for the Applicable Distribution Date is $_________________(the "Class A-1 Preference Interest");

          (viii) the interest portion of the Preference Amount related to Class A-2 for the Applicable Distribution Date is $_______________(the "Class A-2 Preference Interest");

          (ix) the interest portion of the Preference Amount related to Class A-3 for the Applicable Distribution Date is $_______________(the "Class A-3 Preference Interest");

          (x) the interest portion of the Preference Amount related to Class A-4 for the Applicable Distribution Date is $_______________(the "Class A-4 Preference Interest");

          (xi) the sum of the Class A-1 Preference Interest, the Class A-2 Preference Interest, the Class A-3 Preference Interest and the Class A-4 Preference Interest in (vii), (viii), (ix) and (x) above for the Applicable Distribution Date is $__________________(the "Preference Interest");

          (xii) the portion of the Carry Forward Amount related to interest with respect to Class A-1 (net of any Prepayment Interest Shortfall and the interest portion of reductions due to the Relief Act) (the "Class A-1 Carry Forward Amount") for the Applicable Distribution Date is $______________;

          (xiii) the portion of the Carry Forward Amount related to interest with respect to Class A-2 (net of Prepayment Interest Shortfall and the interest portion of reductions due to the Relief Act) (the "Class A-2 Carry Forward Amount") for the Applicable Distribution Date is $----------------;

          (xiv) the portion of the Carry Forward Amount related to interest with respect to Class A-3 (net of Prepayment Interest Shortfall and the interest portion of reductions due to the Relief Act) (the "Class A-3 Carry Forward Amount") for the Applicable Distribution Date is $_______________;

          (xv) the portion of the Carry Forward Amount related to interest with respect to Class A-4 (net of Prepayment Interest Shortfall and the interest portion of reductions due to the Relief Act) (the "Class A-4 Carry Forward Amount") for the Applicable Distribution Date is $---------------;

          (xvi) the sum of the Class A-1 Carry Forward Amount, the Class A-2 Carry Forward Amount, the Class A-3 Carry Forward Amount and the Class A-4 Carry Forward Amount set forth in (xii), (xiii), (xiv) and (xv) above is $_____________(the related "Carry Forward Amount");

          (xvii) the  Subordination  Deficit for the Related Loan Group, if any,
     for  the  Applicable  Distribution  Date  is   $____________________   (the
     "Subordination Deficit");

          (xviii) the sum of the Class A Interest in (vi), the Preference Interest in (xi), the Carry Forward Amount in (xvi), and the Subordination Deficit in (xvii) is $____________________ (the "Required Distribution");

          (xix)  the  amount  of  Total   Available  Funds  for  the  Applicable
     Distribution Date is $______________________(the "Total Available Funds")

          (xx) the Required Distribution in (xviii) minus Total Available Funds in (xix) is $________________;

          (xxi) the principal portion of any Preference Amount which is payable under the Policy and not heretofore paid is $____________________ (the "Applicable Principal Preference Amount");

          (xxii) the sum of the amount set forth in (xx) plus the Applicable Principal Preference Amount in (xxi) is $____________________ (the "Insured Payment");

          (xxiii) the Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured Payment set forth in
     (xxii) above to be applied to the payment of the Required Distribution for the Applicable Distribution Date in accordance with the Agreement and for the dollar amount of the Insured Payment set forth in (xxii) above to be applied to the payment of any Preference Amount; and

          (xxiv) the Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy:
     [TRUSTEE'S ACCOUNT].

     Any Person Who Knowingly And With Intent to Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact material Thereto, Commits A Fraudulent Insurance Act, Which Is A

     Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim for Each Such Violation.

     Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice under the Policy as of the ____ day of ____________, ____.

                                                         , as Trustee


                               By _____________________________________________
                               Title___________________________________________